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                                                                    EXHIBIT 10.3
                                                                    ------------

                FIRST AMENDMENT TO CONVERTIBLE PROMISSORY NOTE


     THIS FIRST AMENDMENT TO CONVERTIBLE PROMISSORY NOTE (the "Amendment"), dated as of July 6, 2001, is made and entered into by and between Jabber, Inc. f/k/a Jabber.com, Inc. (the "Company") and France Telecom Technologies Investissements f/k/a France Telecom Technologies (the "Investor").

                                   Recitals
                                   --------

     A. The Company and the Investor are parties to a Convertible Promissory Note dated as of May 2, 2001 (the "Note").

     B. The Company issued the Note to the Investor in connection with the Investor's proposed investment in the Company and the Investor's acquisition of certain capital stock of the Company as outlined in the Series B Convertible Preferred Stock Summary of Terms (the "Summary of Terms").

     C. The Company and the Investor desire to amend the Note as set forth herein, and to ratify and confirm the Note as so amended.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.    Defined Terms. Capitalized terms used but not defined in this
           -------------
Amendment shall have the meanings given thereto in the Note.

     2.    Agreements and Amendments to the Note.
           -------------------------------------

           a. The Company, Webb and the Investor confirm and agree that, for the purposes of clarification and the avoidance of doubt, the defined term "Transaction Document" in the Note includes (i) the Purchase Agreement, (ii) the Note, (iii) the Security Agreement, (iv) the Pledge Agreement, (v) the Guaranty,
(vi) the Stock Purchase Agreement dated as of July 6, 2001 among the Company, Webb and the Investor, (vii) the Stockholders Agreement dated as of July 6, 2001 among the Company, the Investor and the parties set forth on Schedule A thereto,
(viii) the Series A-1 and Series B Convertible Preferred Stock Investor Rights Agreement dated as of July 6, 2001 among the Company and the parties set forth on Exhibit A thereto, (ix) the Amended Certificate of Designation of Series A,
(x) the Amended Certificate of Designation of Series B, (xi) the Amended Certificate of Designation of Series C and (xii) all other agreements, documents or instruments executed and delivered by or on behalf of the Company or Webb in connection with the transactions contemplated by any of the foregoing. The parties acknowledge
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that the Company has changed its corporate name to Jabber, Inc. and that the
Investor has changed its corporate name to France Telecom Technologies Investissements.

          b. The Company and the Investor agree that the original indebtedness evidenced by the Note is a continuing indebtedness and nothing contained herein shall be construed to deem paid the Note or to release or terminate any lien, pledge, security interest or guaranty given to secure payment of the Note.

          c. The Note is hereby amended by deleting the first full paragraph therefrom and substituting the following therefor:

                         "For good and valuable consideration received, Jabber,
              Inc., a Delaware corporation (the "Company"), promises to pay to the Holder the Principal Amount or such lesser amount outstanding hereunder from time to time, plus simple interest accrued on unpaid principal from the Date of Issuance until paid at the rate of nine and one-half percent (91/2%) per annum (the "Base Rate")."

          d. The Note is hereby amended by deleting clause (ii) from Section 1(d) therefrom and substituting the following therefor:

              "(ii) the Company shall fail to perform or observe any covenant, agreement or obligation (monetary, performance or otherwise) contained herein or in any other Transaction Document and such failure shall continue for a period of three (3) days following written notice from the Investor."

          e. The Note is hereby amended by deleting the date "July 1, 2001" from clause (iii) of Section 1(d) and substituting "July 15, 2001" therefor.

          f. The Note is hereby amended by deleting clause (iv) from Section 1(d) therefrom and substituting the following therefor:

              "an Event of Default shall occur under the Note Purchase Agreement or any other Transaction Document and the cure period applicable thereto, if any, shall have lapsed,"

          g. The Note is hereby amended by deleting clause (vi) from Section 1(d) therefrom and substituting the following therefor:

              "(vi) (A) the Company or Webb shall commence any case, proceeding or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation,

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              dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or either the Company or Webb shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against either the Company or Webb any case, proceeding or other action of a nature referred to in clause (A) above that (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undissmissed, undischarged or unbonded for a period of 45 days; or (C) there shall be commenced against either the Company or Webb any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 45 days from the entry thereof; or (D) either the Company or Webb shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) either the Company or Webb shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due.

          h. The Note is hereby amended by deleting the amount "$1.568" from clause (y) of Section 2(b) and substituting the amount "$1.00" therefor.

     3.   Representations and Warranties.
          ------------------------------

          a. The Company hereby remakes and restates each of the representations and warranties in the Purchase Agreement effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth.

          b. The Company hereby further represents and warrants that this Amendment has been duly authorized, executed and delivered by it, and that this Amendment is binding upon and enforceable against the Company in accordance with its terms.

     4.   Miscellaneous Provisions.
          ------------------------

          a. This Amendment is an amendment to the Note, and the Note as amended by this Amendment is hereby ratified, approved and confirmed in each and every respect, and the parties hereto agree that the Note remains in full force and effect in accordance with its terms. Nothing contained herein shall be construed to deem paid the Note or to release or terminate, in whole or in part, the Security Agreement, the Pledge or the Guaranty or any lien, pledge or security interest granted pursuant thereto. All references to the Note in each of the Transaction Documents and in any other document or instrument shall hereafter be deemed to refer to the Note as amended hereby.

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          b.  This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

          c. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          d. The execution, delivery and effectiveness of this Amendment shall not operate or be deemed to operate as a waiver of any rights, powers or remedies of the Investor under the Note or any other Transaction Document or constitute a waiver of any provision thereof.

          e. This Amendment shall be binding upon and inure to the benefit of the Company and the Investor, and their respective successors and assigns permitted by the Note.

                [ Remainder of this page intentionally blank ]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     The Company:

                                     JABBER, INC.

                                     By: /s/ Rob Balgley
                                         ---------------
                                     Name: Rob Balgley
                                     Title: Chief Executive Officer



                                     The Investor:

                                     FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

                                     By: /s/ Eric Cozanet
                                         ----------------
                                     Name: Eric Cozanet
                                     Title: Chief Executive Officer

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